Exhibit 10.1

Execution Version

AMENDED AND RESTATED AREA OF MUTUAL INTEREST

AND MIDSTREAM EXCLUSIVITY AGREEMENT

This Amended and Restated Area of Mutual Interest and Midstream Exclusivity Agreement (this “Agreement”) is dated effective as of April 14, 2015 (the “Effective Date”), by and among PennTex NLA Holdings, LLC, a Delaware limited liability company (“PTX”), MRD WHR LA Midstream LLC, a Delaware limited liability company (“MRD”), MRD Operating LLC, a Delaware limited liability company (“MRD Operating”), and PennTex North Louisiana, LLC, a Delaware limited liability company (“JV”). PTX, MRD, MRD Operating and JV are each referred to herein as a “Party”, and collectively as, the “Parties”).

I. Recitals:

WHEREAS, PTX, MRD, JV and WildHorse Resources, LLC, a Delaware limited liability company (“WildHorse”), entered into that certain Area of Mutual Interest and Midstream Exclusivity Agreement dated as of March 17, 2014 (the “Existing Exclusivity Agreement”) to (i) establish an area of mutual interest covering the lands lying within the AMI and (ii) grant certain exclusivity rights to provide Midstream Services for Hydrocarbons produced by WildHorse from AMI Interests;

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated February 2, 2015, WildHorse merged with and into MRD Operating, and MRD Operating assumed all of WildHorse’s rights and obligations under the Existing Exclusivity Agreement in accordance with Section II.E thereof; and

WHEREAS, the Parties desire to amend and restate in its entirety the Existing Exclusivity Agreement as provided herein.

II. Agreement:

NOW, THEREFORE, the Parties hereby agree to the following terms and provisions:

A. Certain Definitions.

(i). “Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person in question; provided, that, notwithstanding the foregoing, PTX and its Affiliates (other than JV), on the one hand, and MRD and its Affiliates (other than JV), on the other hand, shall not be considered Affiliates of one another solely by virtue of their ownership or Control of JV.

(ii). “AMI” means the area described on the plat attached hereto as Exhibit A.

(iii). “AMI Interests” means any right, title, or interest of MRD Operating or any of its Subsidiaries in lands, wells, or leases located within the AMI with the right to produce Hydrocarbons therefrom, whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, or arising from any pooling, unitization or communitization of any of the foregoing rights.

(iv). “Control” (including its derivatives and similar terms) means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise.

(v). “Existing Gas Processing Agreement” means that certain Amended and Restated Gas Processing Agreement dated April 14, 2015 between PennTex North Louisiana Operating, LLC and MRD Operating, as may be amended, supplemented or modified from time to time after the Effective Date.

(vi). “Existing Midstream Agreements” means, collectively, (a) the REP Agreement and (b) certain additional agreements entered into by MRD Operating and certain other parties set forth on Exhibit B attached hereto pertaining to the provision of certain midstream services for certain Hydrocarbons produced by MRD Operating.

(vii). “Expanded Operations” means the development, construction and completion of the Second Plant pursuant to the terms of the Existing Gas Processing Agreement.

(viii). “Gas” means any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases that are extracted from the subsurface of the earth.

(ix). “Governmental Authority” shall mean any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority entitled to any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

(x). “Hydrocarbons” means, collectively, crude oil, Gas, coal seam gas, casinghead gas, distillate, liquid hydrocarbons, all products and byproducts refined, separated, fractionated, settled and dehydrated therefrom and all products and byproducts refined therefrom, including, without limitation, kerosene, natural gas liquids (including ethane, propane, isobutane, normal butane and natural gasoline), liquefied petroleum gas, refined petroleum products, refined lubricating oils, diesel fuel, drip gasoline, helium, sulfur, geothermal steam and carbon dioxide.

(xi). “Initial Operations” means the development, construction and completion of the Initial Plant pursuant to the terms of the Existing Gas Processing Agreement.

(xii). “Initial Plant” means a 200 MMcf per day cryogenic natural gas processing plant owned by the JV and located within the AMI.

(xiii). “Midstream Services” means gathering, processing, dehydration, compression, treating, fractionation, transportation, handling, storage and/or disposal of Hydrocarbons within the AMI; provided, however, “Midstream Services” shall not include any of the foregoing services (a) which Regency or the other parties to the

Existing Midstream Agreements provide pursuant to the Existing Midstream Agreements, or (b) that are to be performed by MRD Operating or the JV pursuant to the Existing Gas Processing Agreement, the Pipeline Agreements or any future agreement executed by MRD Operating for services to be provided by the JV.

(xiv). “Other Operations” means any other operation in connection with the provision of Midstream Services not within the scope of the Initial Operations or Expanded Operations.

(xv). “Person” means an individual, an estate, a corporation, a partnership, an association, a joint stock company, a limited liability company, a joint venture, a trust and any other legally recognized entity.

(xvi). “Pipeline Agreements” means, collectively, (a) that certain Gas Gathering Agreement between MRD Operating and the JV dated effective April 14, 2015, (b) that certain Gas Transportation Agreement between MRD Operating and the JV dated effective April 14, 2015, (c) that certain Transportation Services Agreement between MRD Operating and the JV dated effective April 14, 2015, and (d) any other agreement executed between MRD Operating and the JV in connection with the transportation of Gas (or the natural gas liquids attributable to such Gas) produced from wells located within the AMI.

(xvii). “Regency” means Regency Energy Partners LP, a Delaware limited partnership.

(xviii). “REP Agreement” means that certain Gas Gathering Agreement dated November 1, 2012 between MRD Operating and Regency, as amended and restated by that certain Amended and Restated Gas Gathering Agreement dated April 1, 2013, further amended by that certain First Amendment to the Amended and Restated Gas Gathering Agreement dated June 1, 2013, as so amended, and as may be further amended from time to time after the Effective Date, but only as permitted by Section II(B)(iii) of this Agreement.

(xix). “Second Plant” has the meaning set forth for such term in the Existing Gas Processing Agreement.

(xx). “Subsidiary” shall mean, with respect to any Person, at any date, any other Person of which equity interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, any general partnership interests are, as of such date, owned, Controlled or held by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

B. MRD Operating’s Dedication of AMI Interests for the Provision of Midstream Services.

(i) The obligations hereunder with respect to the AMI shall be effective as of the effective date of the Existing Exclusivity Agreement and remain effective throughout the Primary Term (as defined in the Existing Gas Processing Agreement).

(ii) If MRD Operating owns or acquires any AMI Interests that are not dedicated and/or committed under the Existing Midstream Agreements, then MRD Operating shall promptly and exclusively dedicate and commit the Hydrocarbons produced from such AMI Interests to the JV for the provision of Midstream Services.

(iii) If any Hydrocarbons produced from AMI Interests are released from the dedication of the Existing Midstream Agreements, MRD Operating agrees to promptly and exclusively dedicate and commit such Hydrocarbons to the JV for the provision of Midstream Services. Further, upon the expiration of the primary term in any Existing Midstream Agreement, if MRD Operating so elects, MRD Operating may extend the term of such Existing Midstream Agreement but insofar, and only insofar, as such agreement relates to gathering services through pipeline systems already constructed and completed at the time of such expiration, and associated compression, treating and dehydration services being provided under such Midstream Agreement prior to such extension. In no event shall MRD Operating (x) extend or expand the terms and provisions of any of the Existing Midstream Agreements with respect to any Midstream Services (including, without limitation, processing) other than such gathering services and associated compression, treating and dehydration services described in the preceding sentence, or (y) increase any of its volume commitments of Hydrocarbons already dedicated and/or committed therein.

(iv) Notwithstanding the foregoing, if (x) MRD Operating dedicates Hydrocarbons produced from AMI Interests to the JV for the provision of Midstream Services, (y) the provision of such Midstream Services requires Other Operations, and (z) neither the JV nor any of its equity owners or their respective Affiliates elect to proceed with such Other Operations pursuant to the procedures set forth in the limited liability company agreement of the JV then in effect (the “JV LLC Agreement”), then the JV’s exclusive rights to provide such Midstream Services, and in the Hydrocarbons attributable thereto, shall be automatically released from the dedication herein without any further action on any Person’s part.

(v) Notwithstanding the foregoing, if (x) MRD Operating dedicates Hydrocarbons produced from AMI Interests to the JV for the provision of Midstream Services, (y) the provision of such Midstream Services requires Other Operations, and (z) the facilities to be constructed pursuant to such Other Operations are not available at the time MRD Operating is ready to deliver such Hydrocarbons to such facilities, then the JV’s exclusive rights to provide such Midstream Services, and in the Hydrocarbons attributable thereto, shall be automatically released, on a temporary basis, from the dedication herein without any further action on any Person’s part, until such time as such facilities are available.

(vi) If (x) MRD Operating dedicates Hydrocarbons produced from AMI Interests to the JV for the provision of Midstream Services, (y) the provision of such Midstream Services requires Other Operations, and (z) the JV does not elect to proceed with such Other Operations, but an equity owner or an Affiliate of such equity owner elects to proceed with such Other Operations pursuant to the procedures set forth in the JV LLC Agreement, then the JV’s exclusive rights to provide such Midstream Services, and in the Hydrocarbons attributable thereto, shall be automatically released from the dedication herein without any further action on any Person’s part, and MRD Operating shall dedicate such Hydrocarbons to the equity owner or Affiliate who proceeds with such Other Operations.

(vii) For the avoidance of doubt, no release of Hydrocarbons contemplated in the preceding paragraphs shall include a release of any Hydrocarbons dedicated and committed under the Existing Gas Processing Agreement. The Parties acknowledge and agree that the release of Hydrocarbons dedicated and committed under the Existing Gas Processing Agreement shall be governed by the provisions of the Existing Gas Processing Agreement.

C. Exclusivity Regarding the Provision of Midstream Services. MRD Operating and PTX, and each of their respective Subsidiaries, shall not invest in, provide services to, receive any consideration in respect of, or otherwise engage in, contract for, or conduct any Midstream Services in the AMI, except (i) Other Operations by and through the JV or any of its Subsidiaries, (ii) as provided in the Pipeline Agreements, this Agreement and the JV LLC Agreement and (iii) any agreement executed by MRD Operating after the Effective Date for the provision of Midstream Services on an interruptible and/or uncommitted basis for Hydrocarbons released from the dedication of this Agreement in accordance with Section II.B or pursuant to one or more Pipeline Agreements.

D. Existing Midstream Agreements. Schedule II(D) attached hereto sets forth certain information relating to the Existing Midstream Agreements (except for the REP Agreement).

E. Assignability. This Agreement shall be binding upon, and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign this Agreement, nor any of its rights or obligations hereunder, without the consent of the other Parties. Any assignment that is made without the consent of the non-assigning Parties shall be null and void.

F. Miscellaneous.

(i) Entire Agreement. This Agreement, together with the Pipeline Agreements, the Existing Gas Processing Agreement and any future agreements executed between MRD Operating and the JV for services to be provided by the JV, including any attachments, constitutes the entire agreement between the Parties pertaining to the subject matter hereof, supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect thereto, and may not be amended or modified except by a written instrument signed by all of the Parties hereto expressly identifying it as an amendment or modification hereof.

(ii) Waiver. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may only be waived in writing in an instrument specifically identified as a waiver and signed by the Party to whom such compliance is owed. No waiver of, or consent to a change in, any provision of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, any other provisions hereof, nor shall such waiver constitute a continuing waiver unless expressly provided in the waiver.

(iii) No Third Party Beneficiaries. This Agreement is not for the benefit of any third party and nothing herein, expressed or implied, confers any right or remedy upon any Person not a party hereto other than Persons which become successors or assigns pursuant to Section II.E hereof.

(iv) Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

(v) Agreement Subject to Laws. This Agreement is subject to all applicable state and federal laws and to all applicable orders, rules, and regulations of any Governmental Authority having jurisdiction. If any Party is ordered or required to do any act inconsistent with the provisions of this Agreement, then this Agreement shall continue nevertheless and shall be deemed modified to conform with the requirements of such law or regulation.

(vi) Severability. The invalidity of any one or more provisions of this Agreement will not affect the validity of this Agreement as a whole, and in case of any such invalidity, this Agreement will be construed as if the invalid provision had not been included herein so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that one or more provisions of this Agreement are invalid, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(vii) Expenses. Each Party shall pay its own legal fees and other costs and expenses incurred by it in connection with the execution and delivery of this Agreement.

(viii) Joint Preparation. The Parties acknowledge and mutually agree that this Agreement and all contents herein were jointly prepared by the Parties.

(ix) Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

(x) Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Any signature delivered by a Party by facsimile transmission or electronically shall be deemed an original signature.

(xi) Liability Several Not Joint. The liabilities, covenants and undertakings of the Parties are several, not joint or collective. For purposes of this Agreement only, under no circumstances shall any Party be considered a fiduciary to any other Party, nor shall there otherwise be a confidential, special or other relationship of trust created between any one or more Parties under or by virtue of this Agreement.

(xii) Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Texas without regard to the conflicts of laws provisions thereof.

(xiii) Venue. Exclusive venue for any suit, action or proceeding brought by any Party in connection with this Agreement or arising out of the terms or conditions hereof shall be in the state or federal courts situated in Harris County, Texas. The Parties hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the state and federal courts situated in Harris County, Texas. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(xiv). Amendment. This Agreement may be amended, restated or supplemented only by written agreement of the Parties.

(xv) MRD Operating-Affiliate-Subsidiary Obligations. MRD Operating shall not seek to avoid its obligations hereunder, including by acting through a Subsidiary or through an Affiliate which is not a Subsidiary.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

PennTex NLA Holdings, LLC

By:	/s/ Robert O. Bond
Name: Robert O. Bond
Title: Chief Operating Officer

[Signature Page to Amended and Restated AMI and Exclusivity Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

MRD WHR LA Midstream LLC

By:	/s/ Kyle Roane
Name: Kyle N. Roane
Title: Manager

MRD Operating LLC

By: Memorial Resource Development Corp., its sole member

By:	/s/ Kyle Roane
Name: Kyle N. Roane
Title: Senior Vice President

[Signature Page to Amended and Restated AMI and Exclusivity Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

PennTex North Louisiana, LLC

By:	/s/ Robert O. Bond
Name: Robert O. Bond
Title: Chief Operating Officer

[Signature Page to Amended and Restated AMI and Exclusivity Agreement]

Exhibit A

AMI

All lands in the State of Louisiana lying north of the township line between townships 14N and 15N, such lands being more particularly depicted as being all lands lying north of the bold red line in the attached map.

Arkansas
Mississippi
Claiborne
Union
Morehouse
West Carroll
East Carroll
Bossier
Webster
Caddo
Lincoln
Ouachita
Richland
Madison
Bienville
Jackson
Louisiana
Franklin
Red River
Caldwell
Tensas
De Soto
Winn
Natchitoches
Catahoula
La Salle
Texas
Mississippi

PennTex Midstream Partners

March 17, 2014

SCHOEFFLER ENERGY GROUP

Exhibit B

List of Existing Midstream Agreements

Contract #	Counterparty	Date	Type	Fields

NLA0101GTH	DCP Assets Holding LP	5/1/2007	Gas Gathering, Processing & Purchase Agreement	Terryville

NLA0101GTHA1	DCP Assets Holding LP	7/1/2010	Gas Gathering, Processing & Purchase Agreement	Lisbon, Ruston

NLA0101GTHA2	DCP Assets Holding LP	4/1/2011	Gas Gathering, Processing & Purchase Agreement	Lisbon, Ruston

NLA01040TH	Gulf South Pipeline Company LP	3/8/2005	Pipeline Interconnect Agreement	Ruston Field, Gibson 32-1 well

NLA0105GTH	Hunt Petroleum Corporation	8/1/2005	Compression, Dehydration and Gas Gathering Agreement	Ruston Field, Gibson 32-1 well

NLA0106GTH	Apache Corporation	5/22/2007	Agreement For Rental of Excess Line Capacity	Ruston Field, Gibson 32-1 well

NLA0106GTH_S1	JAG Operating LLC	11/15/2013	Agreement For Rental of Excess Line Capacity	Ruston Field, Gibson 32-1 well

NLA0106GTHA1	JAG Operating LLC	6/1/2010	Agreement For Rental of Excess Line Capacity	West Lisbon & Calhoun Fields

NLA0106GTHA2	JAG Operating LLC	5/18/2011	Agreement For Rental of Excess Line Capacity	West Lisbon & Calhoun Fields

NLA0116GTH	Regency Field Services LLC	5/1/2011	Gas Gathering Agreement	West Lisbon & Calhoun Fields

NLA0116GTHA1	Regency Field Services LLC	7/21/2011	Gas Gathering Agreement Amendment	West Lisbon & Calhoun Fields

NLA0148GTH	Cornerstone Gas Processing, Inc.	2/1/1995	Gas Gathering, Processing and Purchase Agreement	West Lisbon & Calhoun Fields

NLA0148GTHA1	Regency Field Services LLC	6/14/2011	Gas Gathering, Processing and Purchase Agreement Amendment	West Lisbon & Calhoun Fields

NLA0148GTHA2	Regency Field Services LLC	6/14/2011	Gas Gathering, Processing and Purchase Agreement Amendment	Spider Field, Desoto Parish

NLA0148GTHA3	Regency Field Services LLC	6/14/2011	Gas Gathering, Processing and Purchase Agreement Amendment	Spider Field, Desoto Parish

NLA0149GTH	Cornerstone Gas Processing, Inc.	2/1/1995	Gas Gathering and Processing Agreement Amendment	Spider Field, Desoto Parish

NLA0149GTHA1	Regency Field Services LLC	6/14/2011	Gas Gathering, Processing and Purchase Agreement Amendment	Colvin 6-1, Campbell 17-1 and King 1

Contract #	Counterparty	Date	Type	Fields

NLA0149GTHA2	Regency Field Services LLC	8/17/2012	Gas Gathering, Processing and Purchase Agreement Amendment	Sugar Creek Field, Lincoln Parish

NLA0149GTHA3	Regency Field Services LLC	5/1/2013	Gas Gathering, Processing and Purchase Agreement Amendment	Sugar Creek Field, Lincoln Parish

NLA0149GTHA4	Regency Field Services LLC	5/1/2013	Gas Gathering, Processing and Purchase Agreement Amendment	Sugar Creek Field, Lincoln Parish

NLA0149GTHA5	Regency Field Services LLC	7/1/2013	Gas Gathering, Processing and Purchase Agreement Amendment	Sugar Creek Field, Lincoln Parish

NLA0159GTH	Duke Energy Field Services, LP	11/1/2004	Gas Gathering Agreement	Sugar Creek Field, Lincoln Parish

NLA0173PRO	Regency Gas Gathering and Processing LLC	1/7/2005	Gas Gathering and Processing Agreement	New Contract for Terryville

NLA0173PROA1	Regency Gas Gathering and Processing LLC	5/1/2013	Gas Gathering and Processing Agreement Amendment	Terryville Field

NLA0173PROA2	Regency Gas Gathering and Processing LLC	5/1/2013	Gas Gathering and Processing Agreement Amendment	Terryville Field

NLA0173PROA3	Regency Gas Gathering and Processing LLC	7/1/2013	Gas Gathering and Processing Agreement Amendment	Terryville Field

NLA0173PROA4	Regency Gas Gathering and Processing LLC	2/1/2014	Gas Gathering and Processing Agreement Amendment	Terryville Field

NLA0175GTH	Dominion Gas Ventures	9/30/2004	Gas Gathering Agreement	Terryville Field

NLA0175GTHA1	Regency Field Services LLC	6/8/2008	Gas Gathering Agreement Amendment	Terryville Field

NLA0175GTHA2	Regency Field Services LLC	9/30/2008	Gas Gathering Agreement Amendment	Terryville Field

NLA0177GTH	Regency Field Services LLC	8/16/2012	Gas Gathering Agreement LOI	Terryville Field

NLA0183GTH	Regency Field Services LLC	11/1/2012	Gas Gathering Agreement	Terryville Field

NLA0183GTHA1	Regency Field Services LLC	12/17/2012	Gas Gathering Agreement	Midland Receipt Point, Spider Field

NLA0183GTHA2	Regency Field Services LLC	1/17/2013	Gas Gathering Agreement	Redland

Contract #	Counterparty	Date	Type	Fields

NLA0183GTHA3	Regency Field Services LLC	2/4/2013	Gas Gathering Agreement	Lucky

NLA0183GTHA4	Regency Field Services LLC	4/1/2013	Gas Gathering Agreement Amendment and Restatement	Lucky

NLA0183GTHA5	Regency Field Services LLC	6/1/2013	Gas Gathering Agreement Amendment	Redland

NLA0183GTHA6	Regency Field Services LLC	7/1/2013	Gas Gathering Agreement Amendment	Redland

NLA0183GTHA7	Regency Field Services LLC	10/1/2013	Gas Gathering Agreement Amendment	Carterville North

NLA0183GTHA8	Regency Field Services LLC	12/1/2013	Gas Gathering Agreement Amendment	Redland

NLA0183GTHA9	Regency Field Services LLC	2/1/2014	Gas Gathering Agreement Amendment	Hico Knowles Britt A-1 well

NLA0183GTHA10	Regency Field Services LLC	1/1/2014	Gas Gathering Agreement Amendment	Colvin 6-1, Campbell 17-1 and King 1

NLA0183GTHA11	Regency Field Services LLC	4/14/2014	Gas Gathering Agreement Amendment	Hodges 33-1 Webster Parish

NLA0183GTHA12	Regency Field Services LLC	8/1/2014	Second Gas Gathering Agreement Amendment and Restatement	Gibson 32-1 Ruston Field

NLA0183GTHA13	Regency Field Services LLC	10/1/2014	Second Gas Gathering Agreement Amendment and Restatement Amendment 1	Indigo Properties

NLA0183GTHA14	Regency Field Services LLC	12/4/2014	Second Gas Gathering Agreement Amendment and Restatement Amendment 2	Redland

NLA0183GTHA15	Regency Field Services LLC	12/23/2014	Second Gas Gathering Agreement Amendment and Restatement Amendment 2	Redland

NLA0188SLE	DCP Assets Holding LP	6/1/2008	Gas Purchase Agreement	Terryville

NLA0191OTH	Regency Field Services LLC	12/12/2012	Fuel Gas Purchase Agreement for Drilling	Terryville Field

NLA0196GTH	Duke Energy Field Services, LP	10/1/2005	Gas Gathering Agreement	Terryville Field

NLA0199GTH	Regency Field Services LLC	6/1/2012	Gas Gathering Agreement	Terryville Field

Contract #	Counterparty	Date	Type	Fields

NLA0201OTH	Southern Natural Gas Company	7/1/1994	Construction and Operations Agreement	Terryville Field

NLA0214GTH	Regency Field Services LLC	6/1/2013	Gas Gathering Agreement	Add meters

NLA0214GTH_S1	Regency Field Services LLC	6/1/2013	Gas Gathering Agreement Note to File	Add meters

NLA0226GTH	DCP Assets Holding LP	12/1/2010	Gas Gathering & Processing Agreement	Skinner 27-1 Well

NLA0226GTHA1	DCP Assets Holding LP	6/1/2014	Gas Gathering & Processing Agreement	Amendment

NLA0261PRO	DCP Assets Holding LP	8/1/2014	ADA Processing Agreement for gas from RIGS	Liberty Hills

NLA0261PRO_S1	DCP Assets Holding LP	8/1/2014	Facilities Agreement	Terryville